EXHIBIT 10.13.1


AVIATION RISK MANAGEMENT
         ASSOCIATES, Inc.
(shadow of airplane as part of letterhead)


CERTIFICATE OF INSURANCE

This is to certify that the following policy/policies, subject to the terms, conditions, limitations and endorsements contained therein, and during their effective period, have been issued by the insurance companies listed below.
NOTE: The inclusion of persons or entities as "Insureds" only applies to that person's or entities' contingent liabilily arisiug out of the operations of the Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless othe1wise noted.


CERTIFICATE HOLDER:        NAMED INSURED:
Japan Airlines Management Corp.   Baltia Air Lines, Inc.
JFK International Building 14     Building 151. Room361
Jamaica, NY 11430          JFK International Airport
                    Jamaica, NY 11430

Coverage confirmed below is solely in respects to the Sublease
Agreement
between the Certificate holder and the Named insured effective
September 1, 2011:

COVERAGE:
1.  Airport Premises Liability including Bodily Injury, Property
Damage
and Contractual Liability
2. Mobile Equipment Liability

LIMITS OF LIABILITY:
1. Airport Premises Liability-$2,000.000 Combined Single Limit
2. Mobile Equipment Liabilily-$2,000.000 Each Occurrence

POLICY PERIOD: 12:00 A.M. January 8, 2013 to 12:01 A.M. January 8, 2014

INSURER & POLICY    Star Insurance Company Inc., AC 0763844-01
NUMBERS:

ADDITIONAL AGREEMENTS:
The Certificate holder, The Port Authority of New York & New Jersey and
The City of New York are included as Additional Insureds as their respective rights and interest may appear and shall be provided 30 days notice of cancellalion, 10 days in the event of non-payment.


As respects each Certificate Holder(s) respective interests, this Certificate of Insurance shall automalically terminate upon the earlier of (i) Policy expiration: (ii) Cancelltion of the policies prior to policy expiration, as notified to the Certificate Holder(s) as required herein:
(iii) agreed termination of the Contract(s); and/or in the case of physical damage insurance relating to those Certificate Holder(s) who have insurable interest in the Equipment as of the date of issuance of this Certificate of
Insurance: agreed termination of the Named Insured's and/or the Certificate
Holder(s) insurable interest in the Equipment. This Certificate of Insurance is issued as a summary of the insurances under the policies noted above and confers no rights upon the Certificate Holder(s) as regards the insurances other than those provided by the policies. The undersigned has been authrorized by the above insurers to issue this certificate on their behalf and is not an insurer and has no liability of any sort under the above policies as an insurer as a result of this certification.


Certificate Number: 01.1
Date ofIssue: January 31, 2013    __(signature)______[seal]
                    Authorized Representative
              Aviation Risk Management Associates, Inc.


This Certificate replaces and supersedes Certificate #1 issued December 28, 2012.




CERTIFICATE OF INSURANCE

This is to certify that the following policy(s), subject to the terms, conditions, limitations and endorsements contained therein, and during their effective period, have been issued by the insurance company(s) listed below.
NOTE: The inclusion of persons or entities as "Insureds" only applies to that person's or entities' contingent liability arising out of the operations of the Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless othe1wise noted.


CERTIFICATE HOLDER:              NAMED INSURED:
Japan Airlines Management Corp.   Baltia Air Lines, Inc.
JFK International Building 14            Building 151. Room361
Jamaica, NY 11430          JFK International Airport
                    Jamaica, NY 11430

This will confirm that the policies, as generally described below, are subject to all terms, conditions and exclusions contained in such policies issued to the insured.


COVERAGE: Airport Premises Liability

POLICY PERIOD: 12:01 A.M. December 26, 2013 to 12:01 A.M. December
26, 2014

INSURERS & POLICY   Star Insurance Company Inc., AC 0763844
NUMBERS:

LIMITS OF LIABILITY: $10,000,000.  Combined Single Limit


ADDITIONAL AGREEMENTS:
DESCRIPTION OF INSURANCE:

The Certificate holder is included as an Insured and shall be provided 30 days notice of cancellation, 10 days in the event of non-payment.




Certificate Number: 001
Date of Issue: 12/28/2012        __(signature)______[seal]
                    Authorized Representative
              Aviation Risk Management Associates, Inc.
              377 W. Virginia St. Crystal Lake, IL 60014
              P. 815-356-8811  F. 815-356-8822